VONTOBEL FUNDS, INC
                            SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                   DATED JUNE 30, 1999

             VONTOBEL INTERNATIONAL EQUITY FUND - SEMI-ANNUAL REPORT 1999


Dear Shareholder:

At June 30, 1999 the fund's closing Net Asset Value stood at $21.01 and net assets totaled $165,014,992 vs. $161,933,093 at the end of 1998. For the first half of the year, the fund produced a total return of 4.11%, vs.
3.96% for the MSCI Europe, Far East and Australia Index.

Japan was the best performer among the world's developed markets, posting a first-half gain of 18% in US dollar terms as investors responded to the strong recovery in earnings (+37% for fiscal year ended March 31, 1999). European markets, on the other hand, produced mixed results, negatively impacted by the euro's steep slide against the dollar and the uncertainty created by the Kosovo conflict. The Euro-11 bloc was up about 8% during the first half. The non-euro bloc's biggest winners were Sweden (11.7 %) and the UK (1.8%), while Switzerland and Denmark posted double-digit losses.

Although Europe's first-half returns proved disappointing, we're finding a lot of very good businesses that are cheaply priced on a discounted cash flow basis, and have maintained over 70% of fund assets invested in the region. Our core holdings in Europe continue to deliver good sales and profit growth, and still sell at a discount to their intrinsic worth. For example, Heineken, a pure play in the premium beer market, has never had a loss in 20 years and is trading at a 20% discount to our estimation of its intrinsic worth, which we determined by calculating the present value of 10 years of projected cash flow growing at a rate of 16%. Assa Abloy, a Swedish lockmaker that we've owned for four years, has generated a rate of return for our shareholders of 80% per year. Had we set an arbitrary price target, we probably would have swapped out of the stock a long time ago, generating a tax liability for our clients and missing out on a great opportunity to stay invested in a unique firm with literally no true competition. Assa Abloy currently trades at a discount of 45% to our intrinsic value, using a discount factor of 6%.

In all of our investments, we look for visibility, reliability and a proven business model. These characteristics are conspicuously missing in the year's best-performing industry sector, Japanese banks, a sector to which we still have zero exposure. We believe that it will be difficult for the banks to generate double-digit ROE's in the foreseeable future, despite the recapitalization efforts of the Ministry of Finance. The biggest problem facing the banking system is that each bank has too small a revenue base. We believe that Japan needs only 2-4 major banks. While mergers alone will not create economic wealth, they can at least slow the pace of destruction of capital, which has largely been discounted by the market.

We believe that the restructuring process in Japan will be a gradual one, which needs to be backed up by further disposals of non-core assets or businesses, improved disclosure to investors, a shift in the mindset of senior corporate managers, and fully consolidated accounting on a yearly basis. The value of Japanese stocks has decoupled from the economy since 1990. With an index level over 17,000 the market is discounting a recovery of ROE's at close to 7%, still below the averages in Europe and the US. Achieving significantly higher returns will depend on aggressive restructuring and a restoration of top-line growth. In the meantime, investors will have to be satisfied with improved asset turnover as companies sell divisions and write down assets.

During the first half, we increased our exposure to Japan to 20% of fund assets (vs. 23% for the benchmark) by adding positions in Mikuni and NTT DoCoMo. The former is a Coke bottler with a large market share in Tokyo and environs. Sales growth was slow last year but its longer term track record has been excellent. It has grown market share despite a recessionary environment and boosted pricing power by the introduction of new beverages, like the coffee drinks sold at its vending machines, a niche market that it dominates. NTT DoCoMo is the market leader in Japan's mobile communications market, and is expected to grow earnings at 18% for the next 4-5 years due to the low penetration rate of cellular phones.

Most of the Japanese companies we've owned over the last couple of years have regularly generated good profit growth as the market has undergone a rerating process. Companies like Rohm, Nintendo and Murata had great returns, exceeding the Japanese market by a factor of 2.5x. The average return of our Japanese holdings for the first half was about 55%. Honda, a relatively new holding that we've owned for less than a year, has delivered year after year revenue growth of plus 5%, with strong free cash flow, no debt, a return on equity of 14%, and a return on capital of 12.5%. The firm's sales performance proves that Honda is not a cyclical stock despite being in a cyclical industry. We don't make distinctions about "value" plays versus "growth" stocks. We tend to own firms in widely diversified sectors, independent of the market's perception of their industry's niche in the economic cycle, or market ratios like price-to-earnings or price-to-book. In our approach, every firm is analyzed on the basis of its proven business model and the relevant growth numbers that support the rationale of our investment decision.

Given the growth differential between the US economy and that of both Europe and Japan, we placed hedges on our euro-, yen- and Swiss franc-denominated positions during the first half. We are currently 40% hedged against both the euro and the Swiss franc, not based on any macroeconomic assessment but purely on technical analysis, which over time has added value to the fund.

Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
July 27, 1999

                                           VONTOBEL INTERNATIONAL EQUITY FUND
                                            Schedule of Portfolio Investments
                                                June 30, 1999 (Unaudited)


Number of                                                                                                     Market
Shares           Security Description                                                                         Value
--------------   ---------------------------------------------------------------                             -------

                 Common Stocks and Warrants:                                                   94.07%

                 Belgium:                                                                       0.65%
        6,700    Barco Nv Npv (Electronic Components/Instruments)                                              $1,077,926
                                                                                                         -----------------


                 Denmark:                                                                       0.50%
       13,050    Bang & Olufsen Holding (Appliances and Household Durables)                                       826,966
                                                                                                         -----------------


                 Finland:                                                                       2.23%
       24,800    Nokia ADR (Telecommunications)                                                                 2,270,750
        5,000    Pohjola Group Insurance B Shares (Insurance)                                                     256,374
       40,000    Sampo Insurance Co Ltd A (Insurance)                                                           1,158,451
                                                                                                         -----------------
                                                                                                                3,685,575
                                                                                                         -----------------

                 France:                                                                       11.81%
        5,340    Altran Technologies SA (Aerospace and Military Technology)                                     1,408,940
       20,000    Axa SA (Insurance)                                                                             2,438,518
       37,000    CGIP (Multi-industry)                                                                          1,788,487
       42,000    Dassault Systems SA (Aerospace and Military Technology)                                        1,387,358
        2,600    L'OREAL (Health and Personal Care)                                                             1,756,537
        7,000    LVMH  Louis Vuitton/Moet Hennessy (Beverages and Tobacco)                                      2,048,211
        7,000    LVMH Louis Vuitton/Moet Hennessy Rts. 9/21/99 * (Beverages and Tobacco)                          204,532
       45,000    Scor (Insurance)                                                                               2,230,842
       11,000    Societe Generale (Banking)                                                                     1,937,519
       18,315    Total SA (Energy Sources)                                                                      2,361,432
           10    Vivendi Rights * (Business and Public Services)                                                       12
       23,890    Vivendi SA (Business and Public Services)                                                      1,934,076
                                                                                                         -----------------
                                                                                                               19,496,464
                                                                                                         -----------------

                 Greece:                                                                        0.44%
       11,250    Alpha Credit Bank (Banking)                                                                      724,701
                                                                                                         -----------------


                 Germany:                                                                       5.62%
        4,839    Alliance AG (Insurance)                                                                        1,341,588
        1,819    Bayerische Motoren Werke (Automobile)                                                          1,250,460
       20,000    Mannesmann AG (Machinery and Engineering)                                                      2,982,701
           88    Munchener Ruckversicherung Wts 6/03/02 * (Insurance)                                               2,630
        2,588    Munchener Ruckversicherung New Shs. *  (Insurance)                                               472,116
        1,088    Munchener Ruckversicherung (Insurance)                                                           201,282
        7,550    SAP AG (Data Processing and Reproduction)                                                      3,015,295
                                                                                                         -----------------
                                                                                                                9,266,072
                                                                                                         -----------------

                 Great Britain:                                                                21.37%
       38,677    AstraZeneca PLC (Health and Personal Care)                                                     1,508,453
       14,949    BP Amoco PLC Spon. ADR (Energy Sources)                                                        1,621,966
      110,000    Capita Group PLC (Business and Public Services)                                                1,138,397
       87,135    CGU PLC (Insurance)                                                                            1,258,901
      276,000    Compass Group PLC (Business and Public Services)                                               2,736,693
       29,821    CRH Ord (Building Materials and Components)                                                      527,215
       82,000    Diageo PLC (Beverages and Tobacco)                                                               856,379
      130,000    Dixons Group (Merchandising)                                                                   2,428,444
      150,000    Hays PLC (Business and Public Services)                                                        1,580,735
       78,000    HSBC Holdings (Banking)                                                                        2,762,893
      109,348    Lloyds TSB Group PLC (Banking)                                                                 1,482,435
      199,040    Misys PLC (Data Processing and Reproduction)                                                   1,703,753
       90,000    Next Ord (Merchandising)                                                                       1,093,155
       83,959    Provident Financial Group PLC (Financial Services)                                             1,166,691
      573,000    Rentokil Initial PLC (Business and Public Services)                                            2,235,611
       61,654    Schroders PLC (Banking)                                                                        1,259,600
      200,000    Securicor PLC (Business and Public Services)                                                   1,754,533
      268,560    Siebe PLC (Multi-industry)                                                                     1,271,132
      100,000    Smithkline Beecham PLC (Health and Personal Care)                                              1,299,742
      329,192    Tomkins PLC (Energy Equipment and Services)                                                    1,427,080
      108,000    Vodafone Group PLC (Telecommunications)                                                        2,128,140
      238,000    WPP Group (Business and Public Services)                                                       2,012,858
                                                                                                         -----------------
                                                                                                               35,254,806
                                                                                                         -----------------

                 Italy:                                                                         0.79%
      125,000    Telecom Italia Spa (Telecommunications)                                                        1,298,619
                                                                                                         -----------------


                 Ireland:                                                                       2.35%
      126,306    Allied Irish Banks PLC (Banking)                                                               1,660,567
       30,328    CRH Ord (Building Materials and Components)                                                      537,630
       52,400    Elan Corporation ADR * (Medical Products)                                                      1,454,100
       68,260    Greencore Group (Food and Household Products)                                                    224,357
                                                                                                         -----------------
                                                                                                                3,876,654
                                                                                                         -----------------

                 Netherlands:                                                                   8.64%
       19,209    Aegon NV ADR (Insurance)                                                                       1,421,466
       33,108    Aegon NV (Insurance)                                                                           2,400,536
       41,000    ASM Lithography Holdings NV * (Electronic Components/Instruments)                              2,370,598
       30,000    Getronics NV (Business and Public Services)                                                    1,153,297
       31,000    Heineken NV (Beverages and Tobacco)                                                            1,586,325
       19,463    Hunter Douglas NV (Building Materials and Components)                                            667,983
       26,000    Kempen & Co NV (Banking)                                                                       1,299,650
       20,240    Koninklijke Philips (Applinces and Household Durables)                                         1,995,293
       51,195    Vendex Non Food (Food and Household Products)                                                  1,366,591
                                                                                                         -----------------
                                                                                                               14,261,739
                                                                                                         -----------------

                 Spain:                                                                         0.87%
       20,000    Banco Popular Espanol SA (Banking)                                                             1,437,757
                                                                                                         -----------------

                 Sweden:                                                                        4.95%
      150,000    ABB-B Shares (Energy Equipment and Services)                                                   1,988,358
      242,800    Assa Abloy Series 'B' (Industrial Components)                                                  2,632,009
      242,800    Assa Abloy Sub Shs. *  (Industrial Components)                                                   263,201
       10,800    Bure Investment AB (Multi-industry)                                                               57,265
      100,000    Hennes & Mauritz B (Merchandising)                                                             2,474,402
       66,000    OM Gruppen AB (Financial Services)                                                               746,562
                                                                                                         -----------------
                                                                                                                8,161,797
                                                                                                         -----------------

                 Switzerland:                                                                   9.16%
       20,000    Credit Suisse Group (Banking)                                                                  3,461,365
      700,000    Kantonalbank Cw99 Wts. *  (Banking)                                                              463,874
        1,150    Nestle AA (Food and Household Products)                                                        2,072,412
        1,000    Pharma Vision * (Health and Personal Care)                                                       630,509
           75    Roche Holdings AG (Health and Personal Care)                                                   1,235,283
          410    Roche Holdings Genusscheine (Health and Personal Care)                                         4,215,274
          800    Swiss Reinsurance Registered (Insurance)                                                       1,523,515
        4,000    Swisscom Ag Ittigen  (Telecommunications)                                                      1,505,501
                                                                                                         -----------------
                                                                                                               15,107,733
                                                                                                         -----------------

                 Hong Kong:                                                                     2.56%
      271,400    Dah Sing Financial Services (Financial Services)                                               1,035,424
      340,000    Smartone Telecom Hldgs Ltd. (Telecommunications)                                               1,209,497
      191,000    Sun Hung Kai Properties (Real Estate)                                                          1,741,712
      300,000    Pacific Century Insurance (Insurance)                                                            242,827
                                                                                                         -----------------
                                                                                                                4,229,460
                                                                                                         -----------------

                 Japan:                                                                        19.11%
       77,000    Bridgestone Corporation (Industrial Components)                                                2,330,150
           50    Credit Saison Co. (Financial Services)                                                             1,046
       46,000    Fuji Photo Film Co. (Electrical and Electronics)                                               1,741,949
       39,000    Honda Motor Co. (Automobile)                                                                   1,654,223
       30,000    Hoya Co. (Electronic Components/Instruments)                                                   1,694,158
       33,000    Mikuni Coca Cola (Beverage and Tobacco)                                                          671,214
       29,500    Murata Manufacturing Co. Ltd. (Electronic Components/Instruments)                              1,941,544
       18,000    Nintendo Co. Ltd. (Recreation/Other Consumer Goods)                                            2,531,564
          200    NTT Data Communications Systems (Business and Public Services)                                 1,590,806
           54    NTT Mobile Communications Network, Inc. (Telecommunications)                                     732,234
          216    NTT Mobile Communications Network, Inc. New Shs. *  (Telecommunications)                       2,893,216
       25,000    Rohm Co. Ltd. (Electronic Components/Instruments)                                              3,917,070
       20,000    Sony Corp. (Appliances and Household Durables)                                                 2,158,006
       75,000    Takeda Chemical Industries (Health and Personal Care)                                          3,478,854
       60,000    Tokyo Broadcasting (Broadcasting and Publishing)                                                 868,163
       32,000    Tokyo Electron Ltd. (Electronic Components/Instruments)                                        2,172,227
      220,000    Yasuda Fire & Marine Insurance (Insurance)                                                     1,165,985
                                                                                                         -----------------
                                                                                                               31,542,409
                                                                                                         -----------------

                 Malaysia:                                                                      0.55%
      300,000    Malayan Banking Berhad (Banking)                                                                 900,000
                                                                                                         -----------------


                 Singapore:                                                                     2.47%
      620,000    Jardine Strategic Holdings Ltd. (Multi-industry)                                               1,612,000
      145,000    Singapore Press Holdings New 98 (Broadcasting and Publishing)                                  2,470,623
                                                                                                         -----------------
                                                                                                                4,082,623
                                                                                                         -----------------

                 Total Common Stocks and Warrants:
                 (Cost:  $111,901,370)                                                                        155,231,301

                 Convertible Corporate Bonds:                                                   0.48%
      800,000    Salomon Smith EMTN, 0%; 5/9/00
                 (Cost:  $800,000)                                                                                796,000
                                                                                                         -----------------



                 Total Investments:
                 (Cost:  $112,701,372)                                                         94.55%         156,027,301
                 Other assets, net                                                              5.45%           8,987,691
                                                                                            ----------   -----------------
                                                                                            ==========   =================
                 Net Assets                                                                   100.00%        $165,014,992
                                                                                            ==========   =================

*    Non-income producing
**   Cost for Federal income tax purposes is $112,701,372 and net unrealized appreciation consists of:


                 Gross unrealized appreciation                                                                 46,758,707
                 ross unrealized depreciation                                                                 (3,432,778)
                                                                                                         -----------------
                                                                                                         =================
                 Net unrealized appreciation/depreciation                                                     $43,325,929
                                                                                                         =================

ADR--Security  represented is held by the custodian bank in the Form of American
Depository Receipts.


                                                  Forward Currency Contracts Outstanding
                                                         June 30, 1999 (Unaudited)

                                       Face Value        Contract         Delivery       Appreciation/
                                       (U.S. Dollar)     Price            Date           Depreciation
                                       ---------------   -------------    ------------   ----------------

Euro                                      $22,284,000          1.1142         8/24/99         $1,584,600
Japanese Yen                                8,468,835        118.0799         8/24/99           (75,253)
Swiss Franc                                 7,026,419          1.4231         8/24/99            550,446
                                       ===============                                   ================
                                          $37,779,254                                         $2,059,793
                                       ===============                                   ================


See Notes to Financial Statements

Vontobel International Equity Fund
Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified
   cost of $112,701,372)(Notes 1 & 3)                                                   $156,027,301

Cash (including foreign currencies)                                                        3,527,766
Receivables:
  Capital stock sold                                         3,467,240
  Dividends and interest                                       236,248
  Forward currency contracts                                37,779,254
                                               ------------------------
                                                                                          41,482,742
                                                                       ------------------------------

    TOTAL ASSETS                                                                         201,037,809
                                                                       ------------------------------


LIABILITIES
  Payables:
   Forward currency contracts payable at
      market value - proceeds-$37,779,254                   35,719,461
   Investment management fees                                  119,965
   Capital stock redeemed                                       60,817
   Accrued expenses                                            122,574
                                               ------------------------

   TOTAL LIABILITIES                                                                      36,022,817
                                                                       ------------------------------

NET ASSETS                                                                              $165,014,992
                                                                       ==============================

NET ASSET VALUE, OFFERING
     AND REDEMPTION PRICE PER SHARE
($165,014,992  /  7,853,103 shares outstanding)                                               $21.01
                                                                       ==============================




At June 30, 1999 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:


  Paid in capital                                                                       $113,936,483
  Undistributed net investment income                                                        258,922
  Accumulated net realized gain on investments and
     foreign currency transactions                                                         5,439,747
  Net unrealized gain on investments
   and currency transactions                                                              45,379,840
                                                                       ------------------------------

  Net Assets                                                                            $165,014,992
                                                                       ==============================


See Notes to Financial Statements


Vontobel International Equity Fund
Statement of Operations
Six months ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

Investment Income
Income:
 Interest                                                                  $47,031
 Securities lending income                                                  36,964
 Dividends (Net of foreign tax withheld of $147,464)                     1,357,346
                                                                 ------------------

     Total income                                                                                         $1,441,341


Expenses:
 Investment management fees (Note 2)                                       727,368
 Recordkeeping and administrative services (Note 2)                        160,905
 Custodian and accounting fees (Note 3)                                    146,781
 Shareholder servicing and reports (Note 2)                                 33,179
 Transfer agent fees (Note 2)                                               43,130
 Legal and audit fees                                                       43,087
 Filing and registration fees (Note 2)                                       9,906
 Other                                                                      18,063
                                                                 ------------------

  Total expenses                                                                                           1,182,419
                                                                                                  -------------------

 Net investment income                                                                                       258,922
                                                                                                  -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                                                         5,672,688
  Net realized loss on foreign currency
   conversions and forward currency contracts                                                              (232,941)
  Change in unrealized appreciation
   on investments and foreign currencies                                                                   1,799,470

                                                                                                  -------------------
  Net gain on investments                                                                                  7,239,217

                                                                                                  -------------------
  Net increase in net assets
    resulting from operations                                                                             $7,498,139
                                                                                                  ===================


See Notes to Financial Statements



Vontobel International Equity Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                              Six months ended                                Year ended
                                                                June 30, 1999                                 December 31,
                                                                 (Unaudited)                                      1998
                                                              ------------------                            ------------------

OPERATIONS
 Net investment income                                                 $258,922                                      $106,817
 Net realized gain on investments
     and foreign currency transactions                                5,439,747                                    16,174,584
 Net unrealized appreciation
     of investments and currencies                                    1,799,470                                    10,265,830
                                                              ------------------                            ------------------

 Net increase in net assets resulting
     from operations                                                  7,498,139                                    26,547,231



DISTRIBUTIONS TO SHAREHOLDERS FROM

Net realized gain from
investment transactions
  ($0.00 and $0.96 per share, respectively)                                   0                                   (7,497,265)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
     resulting from capital
     share transactions*                                            (4,416,240)                                  (17,937,871)
                                                              ------------------                            ------------------

 Net increase in net assets                                           3,081,899                                     1,112,095
 Net assets at beginning of period                                  161,933,093                                   160,820,998
                                                              ------------------                            ------------------

NET ASSETS at end of period
  (includes undistributed net investment income of
     $258,922 and $0.00, respectively)                             $165,014,992                                  $161,933,093
                                                              ==================                            ==================


*A summary of capital share transactions follows:
                                                  Six months ended
                                                    June 30, 1999                                    Year ended
                                                      (Unaudited)                                 December 31, 1999
                                       -----------------------------------------       ---------------------------------------


                                            Shares                  Value                   Shares                Value
                                       ------------------     ------------------       ------------------   ------------------
Shares sold                                    7,777,751           $158,222,179               10,169,780         $205,066,242
Shares reinvested
  from distributions                                   0                      0                  366,109            6,999,999
Shares redeemed                              (7,949,388)          (162,638,419)             (11,371,833)        (230,004,112)
                                       ==================     ==================       ==================   ==================
Net decrease                                   (171,637)           ($4,416,240)                (835,944)        ($17,937,871)
                                       ==================     ==================       ==================   ==================



See Notes to Financial Statements


Vontobel International Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------


                                             Six months                     Years ended December 31,
                                                ended      --------------------------------------------------------------------
                                           June 30, 1999
                                            (Unaudited)       1998         1997            1996         1995         1994
                                            -----------       ----         ----            ----         ----         ----

Per Share Operating Performance
Net asset value, beginning of period             $20.18         $18.15       $18.22          $17.13       $16.23    $17.22
                                         ---------------   ------------ ------------    -----------  ------------ ---------
Income from investment
   operations-
   Net investment income (loss)                    0.03           0.01       (0.03)           0.03          0.16      0.01
   Net realized and unrealized
    gain (loss) on investments                     0.80           2.98         1.74           2.85          1.61     (0.92)
                                         ---------------   ------------ ------------    -----------  ------------ --------
    Total from investment operations               0.83           2.99         1.71           2.88          1.77     (0.91)
                                         ---------------   ------------ ------------    -----------  ------------ --------
Less distributions-
   Distributions from net investment                  -              -            -         (0.03)        (0.17)     (0.08)
income
   Distributions from realized gains                  -         (0.96)       (1.78)         (1.76)        (0.70)        -
                                         ---------------   ------------ ------------    -----------  ------------
    Total distributions                               -         (0.96)       (1.78)         (1.79)        (0.87)     (0.08)
                                         ---------------   ------------ ------------    -----------  ------------ ---------
Net asset value, end of period                   $21.01         $20.18       $18.15         $18.22        $17.13    $16.23
                                         ===============   ============ ============    ===========  ============ =========

Total Return                                      4.11%         16.77%        9.19%         16.98%        10.91%    (5.28%)

Ratios/Supplemental Data
Net assets, end of period (000's)              $165,015       $161,933     $160,821       $151,710      $130,505   $138,174
Ratio to average net assets-
  Expenses (A)                                    1.47% **       1.40%        1.56%          1.60%         1.63%      1.54%
  Expenses-net (B)                                1.47% **       1.36%        1.50%          1.39%         1.53%      1.54%
  Net investment income (loss)                    0.32%          0.06%      (0.17%)          0.15%         0.41%      0.08%
Portfolio turnover rate                          17.23%         41.51%       38.45%         54.58%        68.43%     34.04%


**   Annualized
(A)    Expense ratio has been  increased to include  additional  custodian  fees since 1995 which were offset by  custodian  fee  credits.  Prior to 1995, custodian fee credits reduced expense ratios.
(B) Expense ratio-net  reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Vontobel International Equity Fund
Notes to the Financial Statements
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.       Security   Transactions  and  Dividends.   Security   transactions  are
         accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $26,914 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $43,130 for its services for the period ended June 30, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $27,040,955 and $32,586,908,respectively.

NOTE 4-G--At June 30, 1999, securities valued at $21,376,855 were on loan to brokers. For collateral, the Fund received shares of a short-term global investment trust valued at $22,528,515. Income from securities lending amounted to $43,004 for the period ended June 30, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

VONTOBEL  U.S.  VALUE FUND - SEMI-ANNUAL REPORT 1999

Dear Shareholder:

At June 30th, 1999, the fund's closing Net Asset Value was $16.89, up slightly vs. $16.73 at December 31st, 1998. Net assets at the end of 1999's first half totaled $133,951,983, down from $200,462,868 at the start of the year. Through the six months to June 30th, the fund produced a total return of 0.96%, trailing the 12.38% total return generated by the benchmark S&P 500 Index. The Dow Jones Industrial Average, representing 30 of the country's largest and most successful companies, roared ahead 20.45% (including dividends) in 1999's opening half.

We wrote at year end 1998 of our frustration due in part to the "narrowness" of last year's market advance, in which only a relative handful of stocks, most issued by "growth" companies, generated the bulk of the indexes' returns. While breadth has improved -cyclicals and energy stocks rallied in the April-June quarter and the advance/decline line turned up - we remain frustrated, as our picks have underperformed and we have found few new investment ideas. "Pained" is probably a better description of how we felt in the first three and a half months of 1999, during which many of the insurance stocks in the fund posted double-digit declines. At one point in April the fund was down by about 8% at the same time that the S&P 500 and the Dow were both up by more than 10%. More investors seem to be finding value in insurance of late, however; several of the fund's insurance stocks rebounded smartly in the second quarter. UNUM, for example, the fund's biggest holding, advanced 15.1% between March 31st and June 30th, while shares of Chubb, another large position, gained 18.7%. UNUM recently completed its merger with Provident and Chubb indicated that pricing in some product lines is improving. The fund picked up some of the ground lost versus the broader averages since mid-April, due to the advances among the insurers as well as solid gains in Ethan Allen, a furniture company purchased in late March and early April, and in Dallas Semiconductor, the fund's sole technology name.

We've reviewed our insurance holdings, visited with some companies, talked with management, talked with other investors and analysts, and continue to believe that these companies are undervalued and represent solid long-term investments. Mercury General, for example, continues to add new clients profitably in its home state of California and is building a promising new business base in Florida. Earnings will probably be down in 1999 versus 1998's total, but comparisons versus the prior-year quarter are estimated to turn positive in the second half of this year, and year 2000 earnings will show further improvement. Yet the stock sells for about 12 times earnings. ESG Reinsurance, a young company, has built its book of business ahead of plan and is initiating a potentially very profitable health program in Germany, but its shares sell at a discount to book value per share and at less than eight times estimated year 2000 earnings. In reviewing our holdings, we did decide to sell the fund's shares in Commerce Group, a Massachusetts insurer facing increasing competitive pressures and also experiencing disappointing results in states into which it had recently expanded.

Insurance stocks, as a group, have been abandoned en masse because of pricing pressures brought on by a surplus of capacity in the industry. We take note of the industry's problems, but note also the solid long-term records and compelling valuations of those companies in which we've invested fund assets. Indeed, we worry that we might not have committed enough capital to the group. Valuations could adjust quickly, particularly if consolidation continues within the various insurance sectors. Orion Capital, for example, spiked from under $30 a share in late June to over $47 on July 12th, when it announced that it had agreed to be acquired by Royal & Sun Alliance Insurance Group. Although we don't buy or hold stocks based on their attractiveness as acquisition targets, we believe that several of the fund's holdings are, in fact, very attractive targets.

We've gotten questioned this year as to why we own stock in so many financial companies. Are we, really, a sector fund masquerading as a general stock fund? Not at all. We have concentrated the fund's investments in financial stocks, primarily insurance issues, in recent quarters because that's where we see the most compelling values, as discussed above. Each of the insurance companies within the portfolio represents a unique business with its own particular characteristics and challenges. We did not set out to buy a whole basket of insurance stocks, but, rather, picked these up one by one after a close examination of each one individually. In years past we've had significant overweights in pharmaceutical companies (when the President and his Administration were gearing up to reorganize the entire health-care delivery system in the U.S.) and in consumer nondurables (when growth seemed to be underappreciated in the market, a far cry from today's perhaps euphoric projections and lofty valuations). We hope that we've made it quite clear over the years that there are certain areas of the market where we are highly unlikely to invest our shareholders' cash, but that we remain open-minded; we'll buy where we feel there is the most value, and sell as that value is realized in the market. If things work out really well, the fund may, a year from now, hold no insurance stocks at all. Maybe by then the banks will be cheap. Or perhaps healthcare providers will be the 800 pound gorilla within the portfolio. Perhaps no one specific industry group will represent as much of total assets as the insurers currently do. Without a crystal ball, it's impossible to say. We can say with certainty, though, that we'll be investing in high-quality companies with: demonstrated track records of success; high rates of return on capital; credible plans for future growth; strong finances; and talented management teams. These companies will operate in non-commodity sectors and will enjoy some barriers to entry. The fund's holdings are often likely to be controversial because fear and pessimism breed opportunity.

As noted above, we've found few new investment ideas in the first six months of 1999. We found Ethan Allen very attractive in late March, but didn't get a full position before the stock took off in April; we trimmed the position in late April and early May. We revisited a prior holding in February, re-establishing a position in Horace Mann, an insurer that sells primarily to teachers through a sales force of, mostly, retired teachers. We also established a new position in Allstate, the diversified insurance company that insures one of every eight
Americans' homes or cars. On the sell side, we sold the last of the fund's McDonald's shares after they hit our estimate of fair value, and also trimmed (and subsequent to June 30th, liquidated) the Valspar position, as that paint manufacturer's shares also hit our sell target. Our sales have been prompted not only by stock price appreciation, but also by the continued uptrend in long-term interest rates, which play an important part in determining the value of all financial assets. The sell off in many hitherto high-flying growth stocks has caught our attention (we'd love to get back into McDonald's, Pfizer, and Disney, for example), but has not yet lured us into any new (or old) names.

Edwin Walczak, Fund Manager
Mark Robertson, Associate Fund Manager
July 26, 1999


Vontobel U.S. Value Fund

                               Schedule of Portfolio Investments
                                      June 30, 1999
                                       (Unaudited)
    Number
      of                                                                                                       Market
    Shares                  Security Description                                                                Value
----------------            -----------------------------------                                            ----------------


                            COMMON STOCK:                                    75.17%

                            BANKING:                                          0.98%
         85,869             California Center Bank*                                                           $  1,320,236
                                                                                                           ----------------

                            ELECTRONIC COMPU-SEMICONDUCTOR:                   3.10%
         82,300             Dallas Semiconductor Corp.                                                           4,156,150
                                                                                                           ----------------

                            HOME FURNISHINGS:                                 1.29%
         45,600             Ethan Allen Interiors Inc.                                                           1,721,400
                                                                                                           ----------------

                            INSURANCE - DISABILITY:                          15.68%
        207,500             Provident Companies Inc                                                              8,300,000
        232,000             UNUMProvident  Corp.                                                                12,702,000
                                                                                                           ----------------
                                                                                                                21,002,000
                                                                                                           ----------------

                            INSURANCE-DIVERSIFIED:                           18.02%
         76,000             Allstate Corp.                                                                       2,726,500
         42,900             American International Group                                                         5,021,981
        351,600             Esg Re Limited*                                                                      5,274,000
        230,000             Horace Mann Educators Corp.                                                          6,253,125
        280,925             Old Republic International Corp.                                                     4,863,514
                                                                                                           ----------------
                                                                                                                24,139,120
                                                                                                           ----------------
                            INSURANCE-PROPERTY/CASUALTY:                     18.74%
         91,900             Chubb Corp.                                                                          6,387,050
        286,000             Mercury General Corp.                                                                9,724,000
        250,550             Orion Capital                                                                        8,988,481
                                                                                                           ----------------
                                                                                                                25,099,531
                                                                                                           ----------------
                            OTHER FINANCIAL:                                  7.03%
        137,724             Federal National Mortgage Assn.                                                      9,416,878
                                                                                                           ----------------

                            PAINT & RELATED PRODUCTS:                         4.27%
        191,900             Sherwin Williams                                                                     5,325,225
         10,550             Valspar Corp.                                                                          400,900
                                                                                                           ----------------
                                                                                                                 5,726,125
                                                                                                           ----------------

                            PUBLISHING AND BROADCAST:                         6.06%
         27,000             Gannett Co.                                                                          1,927,125
        112,600             Knight Ridder Inc.                                                                   6,185,963
                                                                                                           ----------------
                                                                                                                 8,113,088
                                                                                                           ----------------

                            Total Investments:
                            (Cost: $99,859,775)**                                        75.17%               $100,694,528
                            Other assets, net                                            24.83%                 33,257,455
                                                                                    ------------           ----------------
                            NET ASSETS                                                  100.00%               $133,951,983
                                                                                    ============           ================

  *Non-income producing
**Cost for Federal income tax purposes is $99,859,775 and net unrealized appreciation consists of:


                            Gross unrealized appreciation                           $9,279,953
                            Gross unrealized depreciation                           (8,445,200)
                                                                                   ----------------
                            Net unrealized appreciation                              $ 834,753
                                                                                   ================



See Notes to Financial Statements





VONTOBEL U.S. VALUE FUND
Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

ASSETS
Investments at value (identified cost of $99,859,775)  (Note 1& 3)                                  $  100,694,528
Cash                                                                                                    34,929,077
   Receivables:
      Capital stock sold                                            613,124
      Dividends receivable                                           81,120
      Investments sold                                            1,042,749
                                                             ---------------
                                                                                                         1,736,993
   Deferred organizational costs                                                                             9,267
   Other assets                                                                                            238,529
                                                                                                  -----------------
TOTAL ASSETS                                                                                           137,608,394
                                                                                                  -----------------

LIABILITIES
Payables:
   Investments purchased                                          2,766,609
   Capital stock redeemed                                           781,703
   Due investment advisor                                           103,700
   Accrued expenses                                                   4,399
                                                             ---------------

   TOTAL LIABILITIES                                                                                     3,656,411
                                                                                                  -----------------

NET ASSETS                                                                                          $  133,951,983
                                                                                                  =================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($133,951,983/7,932,066 shares outstanding)                                                              $   16.89
                                                                                                  =================


At June 30, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                                                  $  124,415,176
   Net unrealized appreciation on investments                                                              834,753
   Undistributed net investment income                                                                     352,587
   Accumulated net realized gain on investments                                                          8,349,467
                                                                                                  -----------------
   Net Assets                                                                                       $  133,951,983
                                                                                                  =================


See Notes to Financial Statements


Vontobel U.S. Value Fund
STATEMENT OF OPERATIONS
Six months ended June 30, 1999 (Unaudited)

Investment Income
Income:
   Interest                                                                  $         627,186
   Dividend                                                                            972,846
                                                                           --------------------
   Total income                                                                                                $  1,600,032
                                                                                                           -----------------

Expenses:
   Investment management fees (Note 2)                                                 696,741
   Recordkeeping and administrative services (Note 2)                                  152,738
   Shareholder servicing and reports (Note 2)                                          113,984
   Transfer agent fees (Note 2)                                                        112,253
   Custodian and accounting fees (Note 3)                                               47,567
   Filing and registration fees (Note 2)                                                29,487
   Legal and audit fees                                                                 41,700
  Organizational costs                                                                   9,016
   Other                                                                                43,959
                                                                           --------------------
 Total expenses                                                                                                   1,247,445
                                                                                                           -----------------

   Net investment income                                                                                            352,587
                                                                                                           -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                                                               7,963,473
   Net change in unrealized appreciation on investments                                                        (10,407,371)
                                                                                                           -----------------
                                                                                                           -----------------
   Net loss on investments                                                                                      (2,443,898)
                                                                                                           -----------------
                                                                                                           =================
   Net decrease in net assets resulting from operations                                                       $ (2,091,311)
                                                                                                           =================

See Notes to Financial Statements



VONTOBEL U.S. VALUE FUND
Statement of Changes in Net Assets

                                                           Six months
                                                              ended             Year ended
                                                          June 30, 1999     December 31,1998
                                                           (Unaudited)
                                                            -------------------------------
OPERATIONS
   Net investment income                                    $  352,587     $   2,056,313
   Net realized gain on investments                          7,963,473        29,341,209
   Change in unrealized appreciation of investments        (10,407,371)       (4,007,234)
                                                          -------------------------------
   Net increase (decrease) in net assets resulting from     (2,091,311)       27,390,288
operations

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($-, and $.16 per share,                     -      (1,357,295)
respectively)
   Net realized gain from investment transactions
   $-, and $1.90 per share, respectively)                             -     (16,117,877)
CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets resulting from capital share
    transactions**                                         (64,419,574)     (12,571,875)
                                                          -------------------------------
   Net decrease in net assets                              (66,510,885)      (2,656,759)
   Net assets at beginning of period                        200,462,868     203,119,627
                                                          -------------------------------

NET ASSETS at the end of period (including undistributed   $133,951,983     $200,462,868
net investment income of $352,587, and $-, respectively)  ===============================

*A summary of capital share transactions follows:


                                  Six months ended June 30, 1999             Year ended December 31, 1998
                                             (Unaudited)
                              ----------------------------              ------------------------------
                                Shares       Value                           Shares         Value
Shares sold                     1,292,963  $21,012,863                       15,954,466  $270,442,839
Shares reinvested from                  -           -                         1,043,131    16,283,273
distributions
Shares redeemed               (5,344,295) (85,432,437)                      (17,313,425) (299,297,987)
                              ========================                  ==============================
Net decrease                  (4,051,332)$(64,419,574)                         (315,828) $(12,571,875)
                              ========================                  ==============================


See Notes to Financial Statements




VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                    Six months
                                                       ended
                                                  June 30, 1999                   Years ended December 31,
                                                   (Unaudited)       1998         1997        1996        1995       1994
                                                                     ----         ----        ----        ----       ----
                                                  --------------
Per Share Operating Performance
Net asset value, beginning of period                     $16.73       $16.51       $13.78     $13.25      $10.26     $12.64
                                                  --------------  -----------  -----------  ---------   ---------  ---------
Income from investment operations
   Net investment income                                   0.04         0.22         0.10       0.17        0.05       0.09
   Net realized and unrealized gain (loss) on
      investments                                          0.12         2.06         4.61       2.65        4.09     (0.08)
                                                  --------------  -----------  -----------  ---------   ---------  ---------
Total from investment operations                           0.16         2.28         4.71       2.82        4.14       0.01
                                                  --------------  -----------  -----------  ---------   ---------  ---------
Less distributions
   Distributions from net investment income                   -       (0.16)       (0.10)     (0.19)      (0.04)     (0.23)
   Distributions from realized gain on                        -       (1.90)       (1.88)     (2.10)      (1.11)     (2.16)
investments
                                                  --------------  -----------  -----------  ---------   ---------  ---------
Total distributions                                        0.00       (2.06)       (1.98)     (2.29)      (1.15)     (2.39)
                                                  ==============  ===========  ===========  =========   =========  =========
Net asset value, end of period                           $16.89       $16.73       $16.51     $13.78      $13.25     $10.26
                                                  ==============  ===========  ===========  =========   =========  =========
Total Return                                              0.96%       14.70%       34.31%     21.28%      40.36%      0.02%

Ratios/Supplemental Data
Net assets, end of period (000's)                      $133,952     $200,463     $203,120    $69,552     $55,103    $29,852
Ratio to average net assets - (A)
   Expenses - (B)                                         1.63% **     1.46%        1.61%      1.48%       1.65%      1.62%
   Expenses - net (C)                                     1.63% **     1.45%        1.58%      1.43%       1.50%      1.62%
   Net investment income                                  0.46% **     0.93%        0.72%      0.63%       0.38%      0.76%
Portfolio turnover rate                                  17.17%      122.71%       89.76%    108.36%      95.93%     98.90%

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by $- in 1999,$.01% in 1998, 0.02% in 1997,
      0.04% in 1996 and 0.06% in
1995.
(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits;
      prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

See Notes to Financial Statements


Vontobel U.S. Value Fund
Notes to the Financial Statements


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the fund is to seek to achieve long-term capital returns in excess of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is generally on a first-in, first-out basis. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. Reorganization costs assumed in the acquisition of Centurion Growth Fund on December 24, 1994 amounted to $90,899 and are being amortized over a period of five (5) years.

E. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc. ("VUSA") provides investment services for an annual fee of 1.00% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund, to the extent of its advisory fee, to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and amortization of organization expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $178,040 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $112,253 for its services for the six months ended
June 30, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.



NOTE   3-INVESTMENTS--Purchases  and  sales  of  securities  other  than short-term  notes  aggregated  $21,823,768  and  $81,438,617,respectively.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.




VONTOBEL EASTERN EUROPEAN EQUITY FUND - SEMI-ANNUAL REPORT 1999

Dear Shareholder:

At June 30, 1999, the fund's closing Net Asset Value stood at $8.08, and net assets totaled $32,693,349, vs. $36,153,942 at year end. For the first half of the year, the fund posted a loss of 0.74%, vs. a 10.37% gain for Nomura Research Institute's Composite-11 Index.

The major events of the first half of 1999 were the strong rally in the Russian market, the Kosovo crisis and the weakening of local currencies against the dollar. In early February investors increased their exposure to Russia, spurred by rising oil prices, the re-opening of negotiations with the IMF, and rumors that the GKO debt restructuring would result in massive inflows to the equity market. Mutual funds that had sold off their Russian holdings piled back in as they saw the risk of the market exploding without them.

After a 95% loss in 1998, the Russian market returned 112% in US dollar terms during the first half (on low daily volumes of around $20 million, vs. $100 million before the Asian crisis). In Central Europe Poland was the sole bright spot, producing a first-half US dollar return of 23%. Hungary and Croatia lost 9 % and 15% respectively, and the Czech Republic's 23% local currency advance translated into only a 3% US dollar gain.

We adopted a short-term trading approach to the Russian market during the first half, cautiously keeping our exposure well within benchmark levels as a risk-control measure. At June 30th, our Russian weighting was 7.8%, vs. 2.2% at year end. The increased weighting to the Russian market contributed positively to the fund's first-half performance, as did our increased weighting to the Czech market. The fund nevertheless remained significantly underweight these two markets so the effect of this positive contribution on overall portfolio performance was limited. Moreover, these gains were more than offset by the decline in the Hungarian market.

The reasons for Hungary's disappointing performance were twofold. First, with no new money flowing into Eastern Europe, investors who decided to increase their Russian exposure had to sell their other regional holdings. Hungary, as the most liquid market in the region, suffered more from the Russian rally as investors shifted assets. Second, ongoing concerns about Hungary's twin budget and current account deficits accelerated the profit taking. For example, our largest position, oil and gas producer MOL, dropped 18% in the first quarter despite posting better than expected results as foreign investors sold the most liquid stocks. In our view, the market selloff was overdone. Although foreign direct investment has shrunk to half the 1998 level, it continues to be strong, covering about 65% of the current account shortfall; competitiveness continues to improve; central bank reserves are high ($9 billion); and the stock market is poised for a rebound once inflows to Central Europe resume. MOL, trading at 10x 2000 earnings, should be one of the main beneficiaries of a market rebound. The negative remains the government's refusal to undertake spending cuts to alleviate the budget deficit. Nevertheless, we are comfortable with our weighting in Hungary since it has completed its privatization process and has made the fundamental shift from a transition economy to a European economy.

Our favorite markets remain Hungary and Poland, which will be the main beneficiaries of convergence within the European Union. Our largest position in the latter market is Exbud, Poland's largest construction company, which trades at a 2000 P/E multiple of 10x; EPS growth will be flat this year due to the cost of recent acquisitions, but is expected to exceed 40% next year. We remain very cautious about Russia, whose fundamental situation is catastrophic; our major positions are in liquid, commodity-related stocks, Lukoil, Surgutneftegas and Gazprom.

Luca Parmeggiani
Fund Manager
July 27, 1999




                                             NRI Composite-11
                     Fund Weightings            Weightings               YTD Pfc*            YTD Pfc*
                        (6.30.99)                (6.30.99)           (Local Currency)         (US$)


Hungary                   37.1%                    19.3%                   2.8%               -8.8%
Poland                    33.4%                    42.2%                   31.5%              23.2%
Croatia                    9.5%                    3.1%                    0.6%               -14.5%
Russia                     7.8%                    8.7%                   138.7%              112.0%
Czech Rep.                 6.3%                    17.6%                   22.7%               2.8%
Other (+ cash)             5.9%                    9.1%





*Source:  Nomura Research Institute


                     VONTOBEL EASTERN EUROPEAN EQUITY FUND
                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)



Number of                                                           Market
Shares       Security Description                                   Value
-----------  ----------------------------------------------         ------------

             Common Stock and Warrants:                    100.07%

             Croatia:                                        9.50%
   137,000   Pliva DD GDR  (Medical-Drugs)                           $2,072,125
   101,000   Zagrebacka Banka GDR (Banking)                           1,035,250
                                                                    ------------
                                                                      3,107,375
                                                                    ------------

             Czech Republic:                                 6.31%
    47,100   Ceska Sporitelna  A.S. * (Banking)                         195,941
   247,400   Ceske Energeticke Zavody AS * (Utilities-Electric)         508,296
    20,800   Ceske Radiokmunikace GDR * (Telecommunications)            717,600
    13,000   SPT Telecom AS * (Telecommunications)                      210,689
    14,200   SPT Telecom AS Spon. GDR * (Telecommunications)            230,750
   106,000   Unipetrol (Petrochemicals)                                 200,961
                                                                    ------------
                                                                      2,064,237
                                                                    ------------

             Estonia:                                        3.66%
 1,206,800   Britannic Group Plc * (Wood and Paper)                     351,944
    43,000   Estonian Telecom GDR (Telecommunications)                  844,950
                                                                    ------------
                                                                      1,196,894
                                                                    ------------

             Hungary:                                       37.14%
    64,000   Danubus Hotel & Spahuf * (Hotel)                         1,160,728
    66,700   Egis Gyogysergyar (Medical-Drugs)                        1,595,476
     6,100   Gedeon Richter Ltd GDR (Pharmaceutical)                    268,400
    19,615   Inter Europa Bank (Banking)                                891,388
    77,000   Magyar Olay Es Gazipari Rt (Oil and Gas)                 1,854,579
    70,300   Matav RT ADR (Telecommunications)                        1,933,250
    24,500   MOL Magyar Olay GDR (Oil and Gas)                          588,000
    20,500   OTP Bank GDR (Banking)                                     855,875
    74,504   Pannonplast Muanyagipari (Construction Material)         1,443,572
    51,099   Pick Szeged (Food-Meat)                                  1,433,402
    10,000   Synergon Info Sys GDR * (Technology)                       116,000
                                                                    ------------
                                                                     12,140,670
                                                                    ------------

             Lithuania:                                      2.55%
    10,150   Baltic Republic Fund * (Other)                             832,300
                                                                    ------------



             Poland:                                        33.02%
    52,500   Agora GDR * (Media)                                        611,625
   120,614   Agros Holdings Series C * (Food)                           823,241
    49,800   Bank Handlowy GDR * (Banking)                              794,310
    43,740   Bank Polska Kasa Opieki * (Banking)                        497,944
    89,987   Computerland Poland SA * (Technology)                    1,615,710
    48,200   Elektrim SA (Engineering)                                  662,880
   105,000   Exbud SA Spon.GDR * (Construction)                         829,500
    75,249   Exbud SA * (Construction)                                  592,180
    55,000   Exbud SA GDR * (Construction)                              434,500
    75,000   Mostostal Zabrze-Holding SA (Construction)                 233,032
    78,706   Orbis SA * (Hotels)                                        677,515
    37,500   Prokom Software SA GDR (Technology)                        618,750
    11,000   Softbank SA GDR (Technology)                               402,875
    69,200   Telekomunikacja Polska SA GDR * (Telecommunications)       487,860
   112,057   Wielkopolski (Banking)                                     664,950
    80,000   Zakalady Metali Lekkich * (Manufacturing)                  847,574
                                                                    ------------
                                                                     10,794,446
                                                                    ------------



             Russia:                                         7.78%
 1,600,000   Cores Kuzbassenergo GDR * (Utilities)                       24,000
    23,000   Cores Yar Telecom GDR * (Telecommunications)                17,250
    34,600   Lukoil Oil Co. Spon. ADR (Oil and Gas)                   1,418,600
   480,000   Nearmedic Austrian * (Medical Products)                    138,519
    33,200   Rao Gazprom ADR (Gas)                                      365,200
     6,000   Rostelecom  ADR (Telecommunications)                        58,875
    63,300   Surgutneftegaz ADR (Oil and Gas)                           522,225
                                                                    ------------
                                                                       2,544,669
                                                                    ------------

             Slovakia:                                       0.11%
     2,600   Slovnaft AS * (Refinery)                                    34,332
                                                                    ------------

             Total Investments:
             (Cost:  $49,927,747)**                        100.07%  $32,714,923
             Other assets, net                              -0.07%     (21,574)
                                                            ======== ===========
             Net Assets                                    100.00%  $32,693,349
                                                           ======== ============


*    Non-income producing
** Cost for Federal income tax purposes is $49,927,747 and net unrealized appreciation/depreciation consists of:

             Gross unrealized appreciation                           $1,134,516
             Gross unrealized depreciation                          (18,347,339)
                                                                    ============
             Net unrealized depreciation                           ($17,212,823)
                                                                    ============


ADR--Security represented is held by the custodian bank in the form of American Depository Receipts. GDR--Security represented is held by the custodian bank in the form of Global Depository Receipts. RDC--Security represented is held by the custodian bank in the form of Russian Depository Certificates.

See Notes to Financial Statement


Vontobel Eastern European Equity Fund

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)


ASSETS
 Investments at value (identified
   cost of $49,927,747)(Notes 1 & 3)                                                  $32,714,923

Receivables:
  Capital stock sold                                          $ 45,750
  Dividends                                                    260,243
  Investments sold                                             222,209
                                                    -------------------
                                                                                          528,202
  Deferred organizational costs                                                            22,927
  Other assets                                                                             14,691
                                                                              --------------------

    TOTAL ASSETS                                                                       33,280,743
                                                                              --------------------



LIABILITIES

Payables:
   Bank overdraft                                              328,659
   Foreign currency obligations                                189,379
   Investment management fees                                   33,482
   Capital stock redeemed                                       35,874
                                                    -------------------

   TOTAL LIABILITIES                                                                      587,394
                                                                              --------------------

NET ASSETS                                                                            $32,693,349
                                                                              ====================

NET ASSET VALUE, OFFERING
     AND REDEMPTION PRICE PER SHARE
($32,693,349  /  4,045,198 shares outstanding)                                              $8.08
                                                                              ====================


At June 30, 1999 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:


  Paid in capital                                                                     $85,056,498
  Net unrealized loss on investments and
   foreign currency transactions                                                     (17,216,765)
  Accumulated net realized loss on investments
  and foreign currency transactions                                                  (35,076,270)
 Accumulated deficit in net investment income                                            (70,114)
                                                                              ====================
  Net Assets                                                                          $32,693,349
                                                                              ====================

See Notes to Financial Statements



Vontobel Eastern European Equity Fund

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Income:
 Dividend (Net of foreign tax withheld of $26,028)                                                                         $346,618
  Other                                                                                                                      23,110
                                                                                                              -
                                                                                                                            369,728

Expenses:
    Investment management fees (Note 2)                                              201,065
    Shareholder servicing and reports (Note 2)                                        38,319
    Recordkeeping and administrative services (Note 2)                                32,170
    Transfer agent fees (Note 2)                                                      63,049
    Custodian and accounting fees (Note 3)                                            57,263
    Filing and registration fees (Note 2)                                              8,190
    Legal and audit fees                                                              27,597
    Organizational costs                                                               7,027
    Other                                                                             11,224
                                                                       -
Total expenses                                                                                                              445,904
Custody credits (Note 3)                                                                                                    (6,062)
                                                                                                              -
Expenses, net                                                                                                               439,842
                                                                                                              -
Net investment loss                                                                                                        (70,114)
                                                                                                              -
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized loss on investments                                                                                      (8,891,537)
  Net realized loss on foreign currency conversions                                                                       (142,220)
  Net change in unrealized depreciation
   of investments and foreign currencies                                                                                  8,659,615
                                                                                                              -
  Net loss on investments                                                                                                 (374,142)
                                                                                                              -
  Net decrease in net assets
    resulting from operations                                                                                            ($444,256)
                                                                                                              =

See Notes to Financial Statements




Vontobel Eastern European Equity Fund
Statement of Changes in Net Assets


                                                                Six months ended            Year ended
                                                                 June 30, 1999              December 31,
                                                                  (Unaudited)                 1998
                                                                 ---------------        -----------------

OPERATIONS
 Net investment loss                                                  ($70,114)             ($1,339,272)
 Net realized loss
     on investments and
     foreign currency transactions                                  (9,033,757)             (24,016,438)
Change in unrealized depreciation
    of investments and foreign currencies                             8,659,615             (18,220,110)
                                                                 ---------------        -----------------

 Net decrease in net  assets resulting from operations                (444,256)             (43,575,820)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
     resulting from capital
     share transactions*                                            (3,016,337)             (59,678,643)
                                                                 ---------------        -----------------

 Net decrease in net assets                                         (3,460,593)            (103,254,463)
 Net assets at beginning of the period                               36,153,942              139,408,405
                                                                 ---------------        -----------------

NET ASSETS at end of period (includes
  accumulated deficit in net investment
  income of $(709,114) and $0.00, respectively)                     $32,693,349              $36,153,942
                                                                 ===============        =================

*A summary of capital share transactions follows:

                                                       Six months ended
                                                       June 30, 1999                                 Year ended
                                                        (Unaudited)                                December 31,1998

                                               Shares                Value                   Shares                   Value
                                           ---------------       ---------------        -----------------     ----------------------
Shares sold                                       536,231            $4,290,249                8,327,774                 $68,491,154
Shares reinvested from distributions                   --                    --                       --                          --
Shares redeemed                                 (931,983)           (7,306,586)             (13,029,324)               (128,169,797)
                                           ---------------       ---------------        -----------------     ----------------------
Net  decrease                                   (395,752)          ($3,016,337)              (4,701,550)               ($59,678,643)
                                           ===============       ===============        =================     ======================



See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                  Six months ended                                        February 15, *
                                    June 30, 1999            Years ended December 31,               to
                                     (Unaudited)              1998              1997      December 31, 1996
                                  ------------------    -----------------    -----------  -----------------

Per Share Operating
  Performance
Net asset value,
   beginning of period                        $8.14               $15.25         $14.89           $10.00
                                  ------------------    -----------------    -----------       ----------
Income from investment
   operations-
   Net investment loss                       (0.01)               (0.31)         (0.19)           (0.06)
   Net realized and unrealized
    gain (loss) on investments               (0.05)               (6.80)           1.47             4.95
                                  ------------------    -----------------    -----------       ----------
    Total from investment
      operations                             (0.06)               (7.11)           1.28             4.89
                                  ------------------    -----------------    -----------       ----------
Less distributions-
  Distributions from realized
    gains on investments                          -                    -         (0.92)                -
                                  ------------------    -----------------    -----------       ----------
Total distributions                               -                    -         (0.92)                -
                                  ------------------    -----------------    -----------       ----------
Net asset value, end of period                $8.08                $8.14         $15.25           $14.89
                                  ==================    =================    ===========       ==========
Total Return                                 (.74)%             (46.62)%          8.74%           48.90%

Ratios/Supplemental Data
Net assets, end of period (000's)           $32,693              $36,154       $139,408          $61,853
Ratio to average net assets-
  Expenses (A)                                2.77% **             2.57%          1.94%            2.02% **
  Expenses-net (B)                            2.73% **             2.41%          1.66%            1.71% **
  Net investment loss                        (.44)% **           (1.67%)        (1.30%)          (1.07%) **
Portfolio turnover rate                      70.99%              135.35%        105.86%           38.69%

*     Commencement of operations
**   Annualized
(A) Expense ratio has been increased to include additional  custodian fees which were offset by custodian fee credits.  (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.


See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Notes to the Financial Statements
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

NOTE  1-SIGNIFICANT  ACCOUNTING  POLICIES--The  Vontobel Eastern European Equity
Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards available to offset future capital gains, if any, of $20,327,913 which expires in 2006.

C.       Security   Transactions  and  Dividends.   Security   transactions  are
         accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $ 23,262 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $63,049 its services for the period ended June 30, 1999.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $23,110 for the period ended June 30, 1999, representing 0.07% of average net assets.


Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $30,035,550 and $22,515,697, respectively. The custodian has provided credits in the amount of $6,062 against custodian and accounting charges based on credits on uninvested cash balances.

                          VONTOBEL EMERGING MARKETS EQUITY FUND
                                  SEMI-ANNUAL REPORT 1999


Dear Shareholder:

Building on the momentum of the final quarter of 1998, the majority of emerging markets posted double-digit returns during the first half, supported by fund inflows, a reversal in the decline of commodity prices, lower interest rates, and stabilizing currencies. Based on the current trend in earnings growth, valuations remain attractive, with Latin America and Asia trading at P/E's of 14x and 18x respectively. Operating profits are accelerating on a year-over-year basis, largely due to reduced interest rate charges, lower depreciation levels and cost-cutting efforts.

The de-pegging of most regional currencies to the US dollar has given these countries a greater degree of independence in their monetary policy vis-a-vis the Fed, as exemplified by a succession of rate cuts from Brazil to Malaysia. While the revaluation process is now starting to be driven by earnings growth, excess liquidity was unquestionably the overriding factor behind the performance of these markets year to date.

At June 30, 1999 the fund's closing Net Asset Value stood at $8.91, producing a first half total return of 21.89%. This compares with a 39.86% gain for Morgan Stanley Capital International's Emerging Markets Free Index. The fund's underperformance relative to the benchmark is principally due to its underweight in Asia, in particular Korea, which carries a 15% benchmark weighting and which gained 78% in the first half. We remain very cautious about Korea. Our bottom-up investment discipline precludes us from investing in the debt-ridden heavy industry issues that predominate in this market. The 25 largest companies in Korea have debt to equity levels of 700%, and have produced only a 2% return on equity over the last five years. Although the stocks of many of these companies enjoyed a strong rebound, we will stick to our discipline of investing only in high-quality companies that continue to deliver consistently high returns on equity and that have little or low debt.

The momentum-driven rally that indiscriminately supported equity prices, regardless of underlying company fundamentals, may have priced in unrealistic expectations for the emerging markets, particularly in Asia. While many Asian companies have already been rated as if their earnings had fully recovered, very few will be able to generate positive cash flow. In addition, the banking sector remains seriously undercapitalized; some banks in Korea and Indonesia cannot even cover their cash expenses out of operating revenues. Earnings expectations based on corporate restructuring will probably disappoint since companies have so far focused largely on cutting R&D expenses, advertising and trainee programs rather than on eliminating unprofitable businesses. This low-quality earnings scenario demands a higher risk premium than usual.

We had been discounting EPS growth of about 17%. The market, despite a falling revenue base for many firms, has been betting as high as 30%. As consolidation within the broad markets begins, valuations should tilt in favor of companies that deliver solid growth and earnings. Our concern remains finding a sufficient number of good companies whose business model, operating numbers and valuation will sustain their growth pattern.

We've been holders throughout the crises in stocks that we can value properly, such as Grupo Modelo (Mexico), Banco Itau (Brazil) and Singapore Press. Our objective is to remain invested in these companies for the long term, based on their predictability and 10-year track record in generating surplus cash for shareholders.

During the first half we increased our exposure to Asia by taking a 2% position in Hong Kong and re-entering the Korean market with the purchase of SK Telecom, Korea's leading telecom company, selling at 4x cash flow. We also took some profits in Greece and Turkey, and added to our overweight of South Africa with the purchase of Richemont (luxury goods) and Sasol (oil). Our weightings in Latin America remain largely neutral as the recent rally has made finding attractive issues more difficult. Despite the run-up in prices, we remain comfortable with our holdings since their selection was based on fundamental rather than market strength.

Going forward, the reversal in Japan's economic trend, indicated by early signs of GDP acceleration, might fuel better growth numbers in the emerging markets, which are highly dependent on external growth factors. The pick-up in exports is easing current account imbalances, allowing interest rates to continue to fall within Latin America and Asia.

The fund remains fully invested. Our regional allocation at June 30 was as follows:

                                                     MSCI EMF
                                    Fund             at 6.30.99
Europe/Middle East/Africa           37.0%               27.5%
Asia                                34.0%               43.7%
Latin America                       29.0%               28.8%


Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
July 30, 1999



                                               VONTOBEL EMERGING MARKETS EQUITY FUND
                                                 Schedule of Portfolio Investments
                                                     June 30, 1999 (Unaudited)


Number of                                                                                                         Market
Shares           Security Description                                                                             Value
--------------   ----------------------------------------------------------------------------------               ------------------

                 Common Stock:                                                                          96.31%

                 Botswana:                                                                               2.02%
       10,000    Barclays Bank of Botswana  (Banking)                                                                       $10,818
       17,000    Sechaba Breweries Ltd. (Beverages)                                                                          19,493
          900    Standard Chartered Bank of Botswana (Banking)                                                                4,673
                                                                                                                  -----------------
                                                                                                                             34,984
                                                                                                                  -----------------

                 Great Britain:                                                                          3.69%
        1,800    HSBC Holdings PLC (Banking)                                                                                 63,759
                                                                                                                  -----------------

                 Greece:                                                                                 5.69%
          623    Alpha Credit Bank (Banking)                                                                                 40,132
        1,300    Hellenic Bottling Co. (Beverages)                                                                           31,393
          343    Hellenic Telecommunications Organanization S.A. (Telecommunications)                                         7,347
          500    Panafon Hellenic Telecommunications S.A. GDR * (Telecommunications)                                         12,138
          300    Panafon Hellenic Telecommunications S.A.  * (Telecommunications)                                             7,230
                                                                                                                  -----------------
                                                                                                                             98,240
                                                                                                                  -----------------

                 Israel:                                                                                 5.58%
          600    ECI Telecommunications Ltd. (Telecommunications Equipment)                                                  19,913
          663    Formula Systems (1985) Ltd. * (Software)                                                                    20,125
          300    Gilat Satellite Networks Ltd. * (Telecommunications-Satellite)                                              15,750
          500    Matav-Cable Communication Media ADR (Broadcasting-Cable TV)                                                 22,250
        9,686    Bank Leumi Le Israel (Banking)                                                                              18,305
                                                                                                                  -----------------
                                                                                                                             96,343
                 Mauritius:                                                                              1.01%
       26,500    State Bank Mauritius * (Banking)                                                                            17,368
                                                                                                                  -----------------

                 Poland:                                                                                 0.76%
          800    Prokom Software SA GDR (Software)                                                                           13,120
                                                                                                                  -----------------

                 Portugal:                                                                               1.43%
          600    Brisa Auto Estrada de Portugal S.A. (Construction-Motorways)                                                24,736
                                                                                                                  -----------------

                 South Africa:                                                                          13.39%
        1,400    Amalgamated Beverage Industries Ltd. (Beverages)                                                            11,485
        1,012    Coronation Holdings Ltd. N Shares (Financial Services)                                                      21,099
        2,200    De Beers Cons Mines Ltd. ADR (Mining)                                                                       52,525
        8,771    Dimension Data Holdings * (Technology)                                                                      38,811
          800    Investec Group Ltd. (Financial)                                                                             33,543
        1,562    Nedcor Ltd. (Banking)                                                                                       35,361
          500    Richemont  ADR (Tobacco)                                                                                     9,712
        2,500    Sasol Ltd. (Oil-Integrated)                                                                                 17,836
        7,800    Softline Ltd. * (Software)                                                                                  10,923
                                                                                                                  -----------------
                                                                                                                            231,295
                                                                                                                  -----------------

                 Turkey:                                                                                 5.12%
    1,705,000    Akbank T.A. S. (Banking)                                                                                    25,043
       28,000    Migros Turk T.A. S. (Retail-Food)                                                                           34,825
      226,000    Vestel Electronik Sanayai ve Ticaret A.S. * (Audio/Video)                                                   24,629
      154,332    Yapi Kredi Bankasi A.S. (Banking)                                                                            2,230
      123,465    Yapi Kredi Bankasi New Shs 99 * (Banking)                                                                    1,638
                                                                                                                  -----------------
                                                                                                                             88,365
                                                                                                                  -----------------

                 Hong Kong:                                                                              1.96%
        2,000    Cheung Kong Holdings (Housing/Real Estate)                                                                  17,787
        4,500    Smartone Telecom Holdings Ltd. (Telecommunications-Cellular)                                                16,008
                                                                                                                  -----------------
                                                                                                                             33,795
                                                                                                                  -----------------

                 India:                                                                                  3.08%
          700    Baja Auto GDR (Automotive)                                                                                  11,480
        1,500    India Tobacco Ltd. GDR (Tobacco)                                                                            41,625
                                                                                                                  -----------------
                                                                                                                             53,105
                                                                                                                  -----------------

                 Indonesia:                                                                              1.88%
       12,000    PT Gudang Garam TBK (Tobacco)                                                                               32,404
                                                                                                                  -----------------

                 Korea:                                                                                  1.08%
        1,100    SK Telecom Ltd. Spon. ADR (Telecommunications)                                                              18,700
                                                                                                                  -----------------

                 Malaysia:                                                                               9.50%
       25,000    IOI Corporation Berhad (Diversified)                                                                        15,855
       25,000    Resorts World Berhad (Resorts)                                                                              58,882
       10,000    RJ Reynolds Berhad (Tobacco)                                                                                11,684
       25,000    Sime Darby Berhad (Diversified)                                                                             32,763
       12,000    Telekom Malaysia (Telecommunications)                                                                       44,842
                                                                                                                  -----------------
                                                                                                                            164,026
                                                                                                                  -----------------

                 Pakistan:                                                                               0.87%
       28,000    Hub Power Co. Ltd.  * (Utilities)                                                                            7,651
          500    Lever Brothers Pakistan Ltd. * (Diversified)                                                                 7,364
                                                                                                                  -----------------
                                                                                                                             15,015
                                                                                                                  -----------------

                 Philippines:                                                                            3.45%
          500    Philippine Long Distance Telelphone Spon. ADR (Telephone-Integrated)                                        15,063
      197,000    SM Prime Holdings (Real Estate)                                                                             44,526
                                                                                                                  -----------------
                                                                                                                             59,589
                                                                                                                  -----------------

                 Singapore:                                                                              1.48%
        1,500    Singapore Press Holdings New 98 (Publishing)                                                                25,558
                                                                                                                  -----------------

                 Taiwan:                                                                                 0.55%
        2,000    Yageo Corp. GDR * (Electronics)                                                                              9,500
                                                                                                                  -----------------

                 Thailand:                                                                               4.86%
            7    Thailand International Fund * (Other)                                                                       84,000
                                                                                                                  -----------------

                 Argentina:                                                                              1.93%
        2,800    Perez Companc SA Spon. ADR (Oil and Gas)                                                                    33,250
                                                                                                                  -----------------

                 Brazil:                                                                                 9.18%
        2,300    Companhia Cervejaria Spon. ADR (Beverages)                                                                  26,019
          734    Companhia Energetica Spon. ADR (Utilities-Electric)                                                         15,231
       30,000    Investimentos Itau SA (Diversified)                                                                         15,932
        1,207    Investimentos Itau SA Itausa (Diversified)                                                                     641
       60,000    Banco  Itau S.A. Pfd. Regd. PN * (Banking)                                                                  30,847
          300    Telebras Holders Pfd. Blk. ADR  (Telecommunications)                                                        27,056
          600    Telebras Spon. ADR * (Telecommunications)                                                                       38
        1,600    Telesp Celular Participacoes SA Spon. ADR (Telecommunications-Cellular)                                     42,800
                                                                                                                  -----------------
                                                                                                                            158,564
                                                                                                                  -----------------

                 Chile:                                                                                  2.83%
          800    Chilectra SA Spon. ADR (Utilities)                                                                          17,050
          400    Compania de Telecomunicaciones de Chile S.A. (Telephone-Integrated)                                          9,900
        1,100    Embotelladora Andina ADR  (Beverages)                                                                       22,000
                                                                                                                  -----------------
                                                                                                                             48,950
                                                                                                                  -----------------
                 Mexico:                                                                                12.91%
        9,920    Corporacion Interamericana de Entretenimiento S.A.-B * (Entertainment)                                      32,295
        1,322    Corporacion Interamericana de Entretenimiento S.A.-L * (Entertainment)                                       3,855
          400    Coca Cola Femsa S.A. ADR * (Beverages)                                                                       7,750
       22,000    Grupo Continental S.A. (Beverages)                                                                          34,481
        9,800    Grupo Modelo S.A.-C (Beverages)                                                                             27,955
          600    Grupo Televisa S.A. GDR * (Broadcasting)                                                                    26,888
        1,400    Kimberly Clark de Mexico ADR (Manufacturing-Paper and Paper Products)                                       28,350
        1,500    Panamerican Beverages Cl A (Beverages)                                                                      35,719
          250    Telefonos de Mexico S.A. ADR (Telephone-Integrated)                                                         20,203
          500    Tubos de Acero de Mexico  S.A. ADR (Manufacturing)                                                           5,438
                                                                                                                  -----------------
                                                                                                                            222,934
                                                                                                                  -----------------

                 Venezuela:                                                                              0.79%
          500    Compania Nacional Telefonos de Venezuela (Telephone-Integrated)                                             13,625
                                                                                                                  -----------------

                 United States:                                                                          1.27%
        2,000    The Argentina Fund, Inc. * (Other)                                                                          22,000
                                                                                                                  -----------------
                 Total Investments:
                 (Cost:  $1,584,677)                                                                    96.31%           $1,663,225
                 Other assets, net                                                                       3.69%               63,640
                                                                                                   ============   =================
                 Net Assets                                                                            100.00%           $1,726,865
                                                                                                   ============   =================

*  Non-income producing
**  Cost for Federal income purposes is $1,584,677 and net unrealized appreciation consists of:

                 Gross unrealized appreciation                                                                             $219,169
                 Gross unrealized depreciation                                                                            (140,621)
                                                                                                                  -----------------
                                                                                                                  =================
                 Net unrealized appreciation                                                                                $78,548
                                                                                                                  =================


ADR--Security  represented is held by the custodian bank in the form of American
Depository receipts. GDR--Security represented is held by the custodian bank in the form of Global Depository Receipts.


See Notes to Financial Statements

Vontobel Emerging Markets Equity Fund
Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

ASSETS
 Investments at value (identified
   cost of $1,584,677)(Notes 1 & 3)                                                      $1,663,225

Foreign currencies at value                                                                     316

     Receivables:
       Investments sold                                $27,128
       Capital stock sold                                2,434
       Dividends                                         3,975
                                          ---------------------
                                                                                             33,537
     Deferred organizational costs                                                           44,104
     Other assets                                                                            11,245
                                                                         ---------------------------

    TOTAL ASSETS                                                                          1,752,427
                                                                         ---------------------------


LIABILITIES
  Payables:
     Bank overdraft                                     25,562
                                          ---------------------

   TOTAL LIABILITIES                                                                         25,562
                                                                         ---------------------------

NET ASSETS                                                                               $1,726,865
                                                                         ===========================

NET ASSET VALUE, OFFERING
     AND REDEMPTION PRICE PER SHARE
($1,726,865 /  193,897  shares outstanding)                                                   $8.91
                                                                         ===========================




At June 30,1999 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:


  Paid in capital                                                                        $2,365,000
  Net unrealized gain on investments
   and currency transactions                                                                 78,565
  Accumulated net realized loss
   on investments and currency transactions                                               (708,460)
  Accumulated deficit in net investment income                                              (8,240)
                                                                         ---------------------------

  Net Assets                                                                             $1,726,865
                                                                         ===========================



See Notes to Financial Statements




Vontobel Emerging Markets Equity Fund
Statement of Operations
Six months ended June 30,1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
 Dividend income (Net of foreign tax withheld of $1,568)                                                            $14,335
                                                                                                     -----------------------

Expenses:
    Investment management fees (Note 2)                                                   $10,159
    Custodian and accounting fees (Note 3)                                                 27,231
    Recordkeeping and administrative services (Note 2)                                      1,625
    Transfer agent fees (Note 2)                                                            2,060
    Organizational costs                                                                    6,972
    Legal and audit fees                                                                    5,000
    Other                                                                                   4,695
                                                                           -----------------------

Total expenses                                                                                                       57,742
Management fee waiver and reimbursed expenses (Note 2)                                                             (31,784)
                                                                                                     -----------------------
    Expenses, net                                                                                                   25,958
                                                                                                     -----------------------
Net investment loss                                                                                               (11,623)
                                                                                                     -----------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                                                                   12,947
  Net realized loss on foreign currencies conversions                                                               (1,024)
  Net change in unrealized depreciation
   on investments and foreign currencies                                                                            325,184
                                                                                                     -----------------------
  Net gain on investments                                                                                           337,107
                                                                                                     -----------------------
  Net increase in net assets
    resulting from operations                                                                                      $325,484
                                                                                                     =======================


See Notes to Financial Statements




Vontobel Emerging Markets Equity Fund
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                 Six months ended                          Year ended
                                                 June 30, 1999                            December 31,
                                                  (Unaudited)                                 1998
                                               -------------------                     -------------------
OPERATIONS
 Net investment loss                                    ($11,623)                                  ($574)
 Net realized gain (loss) on investments
     and foreign currency transactions                     11,923                               (625,068)
 Net change in unrealized depreciation
     of investments and foreign currencies                325,184                               (139,157)
                                               -------------------                     -------------------
 Net increase (decrease) in net  assets
     resulting from operations                            325,484                               (764,799)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
     resulting from capital
     share transactions**                               (209,350)                             (1,225,012)
                                               -------------------                     -------------------

 Net increase (decrease) in net assets                    116,134                             (1,989,811)
 Net assets at beginning of period                      1,610,731                               3,600,542
                                               -------------------                     -------------------

NET ASSETS at end of period (including
 undistributed net investment income loss of
 $8,240 and $3,383, respectively)                      $1,726,865                              $1,610,731
                                               ==================                      ====================


**A summary of capital share transactions follows:

                                                        Six months ended
                                                          June 30, 1999                            Year ended
                                                            (Unaudited)                         December 31, 1998
                                               --------------------------------------  -----------------------------------------

                                                     Shares               Value              Shares                  Value
                                               -------------------   ----------------  -------------------      ----------------
Shares sold                                                15,049           $121,930               85,805              $769,477
Shares redeemed                                          (41,565)          (331,280)            (247,612)           (1,994,489)
                                               ===================   ================  ===================      ================
Net decrease                                             (26,516)         ($209,350)            (161,807)          ($1,225,012)
                                               ===================   ================  ===================      ================




See Notes to Financial Statements



Vontobel Emerging Markets Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                                Six months ended      Year ended      September 1, *to
                                                 June 30, 1999    December 31,1998   December 31, 1997
                                                  (Unaudited)
                                               ----------------    -------------     -----------------

Per Share Operating
  Performance
Net asset value, beginning of period                     $7.31            $9.42            $10.00
                                               ----------------    -------------     -------------

Income from investment operations-
   Net investment loss                                  (0.06)                -            (0.04)
   Net realized and unrealized gain (loss) on             1.66           (2.11)            (0.54)
investments
                                               ----------------    -------------     -------------

    Total from investment operations                      1.60           (2.11)            (0.58)
                                               ----------------    -------------     -------------

Net asset value, end of period                           $8.91            $7.31             $9.42
                                               ================    =============     =============


Total Return                                            21.89%         (22.40%)           (5.80%)
Ratios/Supplemental Data
Net assets, end of period (000's)                       $1,727           $1,611            $3,601
Ratio to average net assets- (A)
  Expenses (B)                                           7.11% **         2.38%             2.41% **
  Expenses-net (C)                                       3.19% **         2.07%             2.20% **
  Net investment loss                                  (1.43)% **       (0.02%)           (1.42%) **
Portfolio turnover rate                                 36.31%          130.59%            16.36%

*   Commencement of operations
**  Annualized

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 3.91%, 3.75% and 1.25%, for the period ended June 30, 1999, and the years ended December 31, 1998 and 1997, respectively. (B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.




See Notes to Financial Statements

Vontobel Emerging Markets Equity Fund
Notes to the Financial Statements
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Emerging Markets Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund commenced operations in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in developing countries around the world.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards, available to offset future capital gains, if any, of $664,417 which expires in 2006.

C.       Security   Transactions  and  Dividends.   Security   transactions  are
         accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund accrued fees in the amount of $1,625 for Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent for providing shareholder services, recordkeeping, administrative services and blue-sky filings. For the six months ended June 30, 1999, CSS waived these fees. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.


Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $2,060 for its services for the six months ended June 30, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS--Purchases and sales of securities other than short-term notes aggregated $569,887 and $742,963, respectively.



                       VONTOBEL EASTERN EUROPEAN DEBT FUND
                             SEMI-ANNUAL REPORT 1999

Dear Shareholder:

At June 30, 1999, the fund's closing Net Asset Value stood at $9.32 and net assets totaled $6,509,323, vs. $7,881,885 at year end.

The year began with a rally in the bond markets and expectations that the euro would strengthen against the dollar. It didn't last long. Fears about Brazil put a brake on capital inflows into Eastern Europe, and signs of strength in the US economy and weakness in Europe precipitated a steep slide in the euro. In addition, Poland and Hungary released disappointing current account figures for December and January. Last but not least, NATO commenced its military intervention in the Kosovo conflict at the end of March. Though bond prices generally fell in the first quarter, the major losses were currency-related. Against the dollar, the Czech crown depreciated 18%, the Hungarian forint 10%, the Polish zloty 14% and the Slovakian koruna 13%. This currency weakness was mainly due to the strong relation between Eastern European currencies and the euro, which depreciated 8% against the dollar during the first quarter.

The region's bond markets turned positive in US dollar terms during the second quarter on the back of interest rate cuts, strengthening currencies and an improvement in sentiment due to the cessation of the Kosovo conflict. While bond returns showed increases in local currency across the board, the second quarter was especially favorable for Eastern European currencies. Although the euro continued to weaken against the dollar, losing almost 5% during the second quarter, the Polish zloty and the Czech koruna gained 1.7% and 0.9% respectively against the American currency. The Hungarian forint lost only 2.7% against the dollar.

The Slovakian koruna deserves a special comment. It came under severe pressure in May due to uncertainty over the outcome of presidential elections (it was the first time that Slovaks directly elected their president) and the fact that some Slovakian conglomerates were facing important foreign exchange debt payments. In a thin market, the extraordinary demand for hard currency led the koruna to lose 9% in 2 weeks, forcing Slovakia's central bank to intervene in the foreign exchange market. Finally, with the help of improving economic indicators, the currency's slide was halted. Having dropped 5.4% against the dollar during the June quarter, it has since been one of the region's most stable currencies.

Our expectations for the second half of the year are that all Eastern European economies will show better growth than in the first semester, benefiting from a pick-up in Western European growth. Inflation rate targets for the end of the year will likely be reached, though third quarter figures may be higher than expected, coming off last year's low base. Current account deficits are high but sustainable. It remains to be seen how the region's central governments will cope with their respective budget deficits. In the short term, they can use income from privatizations to fill some gaps or temporarily cut expenditures. However, to achieve fiscal equilibrium in the medium and long term, they will have to start thinking about how to restructure their public sector economies.

At the end of the second quarter the fund's currency positions were as follows:

                  Poland zloty                                37.1%
                  Hungarian forint                            19.3%
                  Czech crown                                 17.6%
                  Slovakian koruna                             9.0%
                  Cash                                        17.0%

We were able to liquidate our small Russian position at the end of the first quarter. We remain strongly underweighted in Hungary (vs. the benchmark at 27.9%), mainly because of the fund's diversification requirements. Since there is only one high-quality Eurobond issued in this market, we are mainly restricted to the government bond market. The majority of the fund's holdings are investment-grade instruments issued by governments and supranational entities, such as the European Bank for Reconstruction and Development.

Year  to  date  the  fund  declined  8.72%,  vs.  a  5.28%  loss  for  the  Bank
Austria-Creditanstalt Index. The fund's underperformance was due to the overweight position in Slovakia, the short duration of the Czech position, and the inability to quickly reinvest cash from a bond redemption in Polish zloty at the end of June when local currencies were strengthening against the dollar. We've since fully reinvested the cash.

Volker Wehrle
Fund Manager
July 27, 1999



                      VONTOBEL EASTERN EUROPEAN DEBT FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                    June 30, 1999
                                     (Unaudited)

Principal Amount*      Security Description                                  Market Value

                       Bonds:                                    82.81%

                       CZECH CROWN:                              17.62%
   20,000,000          ING Verzekeringen NV 10.625% 20 Jan 2000
                       Corporate Bond                                              $575,785
   10,000,000          European Investment Bank 14.5% 29 Jan 2001
                       Corporate Bond                                               312,320
    8,000,000          Czech Republic 12.2% 15 Aug 2002
                       Government Bond                                              258,902
                                                                            ----------------
                                                                                  1,147,007
                                                                            ----------------
                       HUNGARY FORINT:                           19.26%
   25,000,000          Government of Hungary 21.0% 24 Oct 1999
                       Government Bond                                              104,949
  135,000,000          Government of Hungary 16.0% 12 May 2000
                       Government Bond                                              563,597
  140,000,000          Government of Hungary 14.0% 24 Jun 2002
                       Government Bond                                              585,414
                                                                            ----------------
                                                                                  1,253,960
                                                                            ----------------
                       POLISH ZLOTY:                             37.10%
    3,000,000          Government of Poland 15.0% 12 Oct 1999
                       Government Bond                                              765,623
    1,000,000          Interamerican Dev Bank 19.0% 27 Apr 2001
                       Corporate Bond                                               280,912
    1,000,000          Helaba Finance Emtn 10.5% 4 May 2001
                       Corporate Bond                                               249,459
    1,000,000          Nordic Investment Mtn 17.75% 15 Apr 2002
                       Corporate Bond                                               289,062
    1,000,000          International Bank for Recon & Dev 18.0% 27 Feb 2003
                       Corporate Bond                                               303,451
    1,000,000          Land Sachsen Anhalt 13.5% 12 Aug 2003
                       Corporate Bond                                               274,672
    1,000,000          Deutsche Bank 10.0% 21 May 2004
                       Corporate Bond                                               251,751
                                                                            ----------------
                                                                                  2,414,930
                                                                            ----------------
                       SLOVAKIA KORUNA                            8.83%
   12,000,000          Government of Solvakia 15.0% 14 Jan 2001
                       Government Bond                                              263,819
   14,000,000          European Bank Recon & Dev Mtn 15.7% 10 May 2002
                       Corporate Bond                                               310,753
                                                                            ----------------
                                                                                    574,572
                                                                            ----------------
                       Total Investments:
                       (Cost:$5,778,132 )**                      82.81%          $5,390,469
                       Other assets, net                         17.19%           1,118,854
                                                               =========    ================
                                                                100.00%          $6,509,323
                                                               =========    ================

  *Stated in local currencies

**Cost for Federal income tax purposes is $5,778,132 and net unrealized depreciation consists of:

                       Gross unrealized appreciation                                $46,591
                       Gross unrealized depreciation                              (434,254)
                                                                            ================
                       Net unrealized depreciation                               ($387,663)
                                                                            ================

See Notes to Finanacial Statements


VONTOBEL EASTERN EUROPEAN DEBT FUND
Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

ASSETS
Investments at value (identified cost of $5,778,132 ) (Notes 1 & 3)                        $5,390,469
Foreign currencies at value                                                                   861,646
Interest receivable                                                                           306,511

Deferred organizational costs                                                                  44,965
Other assets                                                                                   33,451
                                                                                       ---------------
TOTAL ASSETS                                                                                6,637,042
                                                                                       ---------------

LIABILITIES
Payables:
   Bank overdraft                                                   83,409
   Due investment advisor                                           44,094
   Accrued expenses                                                    216
                                                              -------------

TOTAL LIABILITIES                                                                             127,719
                                                                                       ---------------

NET ASSETS                                                                                 $6,509,323
                                                                                       ===============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($6,509,323/698,132 shares outstanding)                                                         $9.32
                                                                                       ===============

At June 30, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                                         $7,323,935
   Accumulated loss on investments and foreign currencies                                   (759,781)
   Undistributed net investment income                                                        354,744
   Net unrealized depreciation on investments and currency transactions                     (409,575)
                                                                                       ---------------
   Net Assets                                                                              $6,509,323
                                                                                       ===============

See Notes to Financial Statements



VONTOBEL EASTERN EUROPEAN DEBT FUND
STATEMENT OF OPERATIONS
Six months ended June 30, 1999 (Unaudited)

Investment Income
   Interest (net foreign tax withheld of $255)                                                          $457,442
                                                                                                   --------------

Expenses:
   Investment management fees (Note 2)                                          44,094
   Custodian and accounting fees                                                28,194
   Recordkeeping and administrative services (Note 2)                            7,055
   Filing and registration fees (Note 2)                                         3,407
   Organizational costs                                                          7,095
   Shareholder servicing and reports (Note 2)                                    5,272
   Transfer agent fees (Note 2)                                                  5,112
   Legal and audit                                                               2,803
   Other                                                                         1,587
                                                                           ------------
   Total expenses                                                                                        104,619

   Custody fee waiver (Note 3)                                                                           (1,921)
                                                                                                   --------------

Expenses, net                                                                                            102,698
                                                                                                   --------------

   Net investment income                                                                                 354,744
                                                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES
   Net realized loss on investments                                                                    (607,037)
   Net realized loss on forward currency contracts and foreign currency conversions                    (152,744)
   Change in unrealized depreciation of investments and foreign currencies                             (296,873)
                                                                                                   --------------
                                                                                                   --------------
   Net loss on investments                                                                           (1,056,654)
                                                                                                   --------------

   Net decrease in net assets resulting from operations                                               ($701,910)
                                                                                                   ==============


See Notes to Financial Statements


VONTOBEL EASTERN EUROPEAN DEBT FUND
Statement of Changes in Net Assets

                                                                      Six months
                                                                         ended       Year ended
                                                                     June 30,1999    December 31,
                                                                     (Unaudited)       1998
                                                                     ------------   -----------
OPERATIONS
   Net investment income                                                $354,744     $1,482,919
   Net realized gain (loss) on investments and foreign                  (759,781)       182,598
currency transactions
   Net change in unrealized appreciation (depreciation) on investments
      and foreign currencies                                            (296,873)       443,033
                                                                     ------------   -----------
   Net increase (decrease) in net assets resulting from                 (701,910)     2,108,550
operations

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ($-,and $1.64 per share, respectively)                -     (1,089,508)
   Realized gains on investments ($-,and $.21 per share,                       -       (139,510)
respectively)

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets resulting from capital share              (670,652)    (7,435,572)
transactions**
                                                                     ------------   -----------

   Net decrease in net assets                                         (1,372,562)    (6,556,040)

   Net assets at beginning of period                                   7,881,885     14,437,925
                                                                     ------------   -----------

NET ASSETS at the end of the period
   (Includes undistributed net investment income of $354,744
    and $-, respectively)                                             $6,509,323     $7,881,885
                                                                     ============   ===========

**A summary of capital share transactions follows:
                                           Six months ended
                                            June 30,1999                       Year ended
                                             (Unaudited)                   December 31, 1998
                                   --------------------------       --------------------------
                                     Shares         Value             Shares         Value
Shares sold                          75,568       $741,081            193,930     $2,052,642
Shares reinvested from distributions      -              -            113,695      1,148,320
Shares redeemed                    (149,066)    (1,411,733)        (1,024,536)   (10,636,534)
                                  ==========    ===========       ============   ===========
Net decrease                        (73,498)     ($670,652)          (716,911)   ($7,435,572)
                                 ===========    ===========       ============   ===========



See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN DEBT FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  Six months ended
                                                   June 30, 1999               Year ended               September 1* to
                                                    (Unaudited)             December 31,1998           December 31, 1997
                                                  -----------------         --------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                        $10.21                     $9.70            $10.00
                                                  -----------------         -----------------          --------
Income from investment operations
   Net investment income                                      0.51                      1.27              0.26
   Net realized and unrealized gain (loss) on
      investments                                           (1.40)                      1.09            (0.32)
                                                  -----------------         -----------------          --------
Total from investment operations                            (0.89)                      2.36            (0.06)
                                                  -----------------         -----------------          --------
Less distributions
   Distributions from net investment income                      -                    (1.64)            (0.24)
   Distributions from capital gains                              -                    (0.21)                 -
                                                  -----------------          -----------------
Total Distributions                                           0.00                    (1.85)            (0.24)
                                                  =================          =================          ========
Net asset value, end of period                               $9.32                    $10.21             $9.70
                                                  =================          =================          ========
Total Return                                               (8.72)%                    24.54%             (0.55%)

Ratios/Supplemental Data
Net assets, end of period (000's)                           $6,509                    $7,882           $14,438
Ratio to average net assets -(A)
   Expenses - (B)                                            2.97% **                  1.98%             2.38% **
   Expenses - net (C)                                        2.91% **                  1.98%             2.19% **
   Net investment income                                    10.06% **                 12.03%             8.28% **
Portfolio turnover rate                                      5.12%                    21.36%             0.00%

*Commencement of operations
**Annualized

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by .41% in 1998.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.




See Notes to Financial Statements

Vontobel Eastern European Debt Fund
Notes to the Financial Statements
June 30, 1999 (Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Eastern European Debt Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to seek to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate. Securities for which a pricing agent is unable to supply a valuation and are valued on a consistent basis at fair market value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.


F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $100 million of average daily net assets.



VUSA will reimburse the Fund to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $13,200 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $5,112 includes expense for its services for the six months ended June 30, 1999.


To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $3,908 for the six months ended June 30, 1999, representing 0.05% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sells of securities other than short-term notes aggregated $3,569,729 and $166,611, respectively. The custodian has provided credits in the amount of $1,921 against custodian and accounting charges based on credits on cash balances of the Fund.